Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Large Cap Core Portfolio

(the “Portfolio”)

Supplement dated December 27, 2023 to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated July 5, 2023, as supplemented and amended to date

This supplement supersedes and replaces the December 21, 2023 supplement to the Portfolio’s Summary Prospectus, Prospectus and SAI

Mr. David Small, formerly a portfolio manager of the Portfolio with J.P. Morgan Investment Management Inc., is no longer involved in regular day-to-day management of the Portfolio. Accordingly, references to Mr. Small are hereby removed from the Portfolio’s Summary Prospectus, Prospectus and SAI.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.